UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

JUNIATA VALLEY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

-
Pennsylvania	0-13232	23-2235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 582-5101

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Juniata Valley Financial Corp.

Current Report on Form 8-K

Item 7.01Regulation FD Disclosure

On May 12, 2023, Juniata Valley Financial Corp. (the “Company”) issued a press release announcing the completion of the acquisition of the Path Valley branch of Orrstown Bank, located at 16400 Path Valley Road in Spring Run, PA (the “Branch”) by the Company’s subsidiary, the Juniata Valley Bank (the “Bank”). A copy of the press release announcing the completion of the purchase of the Branch is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company previously disclosed its entry into a Purchase and Assumption Agreement with Orrstown Bank on Form 8-K dated December 23, 2022.

As provided in General Instruction B.2 to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” (as such term is defined in the Securities Exchange Act of 1934 and the regulations thereunder). These forward-looking statements may include projections of, or guidance on, the Company’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Company’s business or financial results. When words such as "may”, "should”, "will”, "could”, "estimates”, "predicts”, "potential”, "continue”, "anticipates”, "believes”, "plans”, "expects”, "future”, "intends”, “projects”, the negative of these terms and other comparable terminology are used in this report, the Company is making forward-looking statements. Any forward-looking statement made by the Company in this document is based only on the Company’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business based on information currently available to the Company and speaks only as of the date when made. The Company undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new or updated information, future events, or otherwise. Forward-looking statements are not historical facts or guarantees of future performance.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control, and actual results may differ materially from this forward-looking information and therefore, should not be unduly relied upon. Many factors could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: (i) the factors set forth in the sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and factors set forth in other current and periodic reports which the Company has or will file with the Securities and Exchange Commission, and (ii) the following factors: statements related to short- and long-term effects of inflation and rising costs; the impact of labor shortages and supply chain disruptions; the impact of rising interest rates; changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession or intensified international hostilities; the impact of adverse changes in the economy and real estate markets, including protracted periods of low-growth and sluggish loan demand; the effect of market interest rates and uncertainties, and relative balances of rate-sensitive assets to rate-sensitive liabilities, on net interest margin and net interest income; the effect of competition on rates of deposit and loan growth and net interest margin; increases in non-performing assets, which may result in increases in the allowance for credit losses, loan charge-offs and elevated collection and carrying costs related to such non-performing assets; other income growth, including the impact of regulatory changes which have reduced debit card interchange revenue; investment securities gains and losses, including other than temporary declines in the value of securities which may result in charges to earnings; the effects of changes in the applicable federal income tax rate; the level of other expenses, including salaries and employee benefit expenses; the impact of increased regulatory scrutiny of the banking industry; the impact of governmental monetary and fiscal policies, as well as legislative and regulatory changes; the results of regulatory examination and supervision processes; the failure of assumptions underlying the establishment of reserves for loan and lease losses, and estimations of collateral values and various financial assets and liabilities; the increasing time and expense associated with regulatory compliance and risk management; the ability to implement business strategies, including business acquisition activities and organic branch, product, and service expansion strategies; capital and liquidity strategies, including the impact of the capital and liquidity requirements modified by the Basel III standards; the effects of changes in accounting policies, standards, and interpretations on the presentation in the Company’s consolidated balance sheets and consolidated statements of income; the Company’s failure to identify and to address cyber-security risks; the Company’s ability to keep pace with technological changes; the Company’s ability to attract and retain talented personnel; the Company’s reliance on its subsidiary for substantially all its revenues and its ability to pay dividends; acts of war or terrorism; disruptions due to flooding, severe weather, or other natural disasters; failure of third-party service providers to perform their contractual obligations; and the possibility of a new COVID-19 variant and the related actions taken by governmental authorities and the direct and indirect impacts on the Company, its customers and third parties.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The exhibits listed in the Exhibit Index accompanying this Form 8-K are furnished herewith.

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 12, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 12, 2023	By:	/s/ Michael W. Wolf

	Name:	Michael W. Wolf
	Title:	EVP, Chief Financial Officer